Exhibit 32.1

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael A. Reisner, Co-Chief Executive Officer and Co-President of ICON GP 14, LLC, the General Partner of the Registrant, in connection with the Quarterly Report of ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P. (the “LP”) on Form 10-Q for the quarter ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the LP.

Date: May 16, 2011

/s/ Michael A. Reisner
Michael A. Reisner
Co-Chief Executive Officer and Co-President ICON GP 14, LLC General Partner of ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.